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                                                                    Exhibit 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in the Form SB-2 Registration Statement of our report, dated February 21, 2001, except for Note 15 which is dated March 30, 2001, included in Form 10-KSB of Metropolitan Health Networks, Inc. and Subsidiaries for the year ended December 31, 2000.



                                               KAUFMAN, ROSSIN & CO.


Miami, Florida
August 1, 2001